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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) - June 30, 2000

                                  ------------

                           LOCKHEED MARTIN CORPORATION
             (Exact name of registrant as specified in its charter)


          Maryland                      1-11437                52-1893632
 (State or other jurisdiction    (Commission File Number)     (IRS Employer
       of Incorporation)                                    Identification No.)

      6801 Rockledge Drive, Bethesda, Maryland                   20817
      (Address of principal executive offices)                 (Zip Code)

                                 (301) 897-6000
              (Registrant's telephone number, including area code)

                                  ------------

                                 Not Applicable
             (Former name or address, if changed since last report)

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Item 5.  Other Events

        The Corporation is filing this Current Report on Form 8-K to provide the information contained in the Corporation's press release, dated June 30, 2000, regarding payment of a guarantee which is included as Exhibit 99 to this Form.

Item 7. Exhibits

        Exhibit No.        Description
        -----------        -----------
            99             Lockheed Martin Corporation Press Release
                           dated June 30, 2000.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LOCKHEED MARTIN CORPORATION

                                           /s/ Marian S. Block
                                           --------------------------------
                                           Marian S. Block
                                           Vice President, Associate General
                                           Counsel and Assistant Secretary


July 6, 2000


INDEX TO EXHIBITS

Exhibit No.           Description
-----------           -----------
   99                 Lockheed Martin Corporation Press Release
                      dated June 30, 2000.